     As filed with the Securities and Exchange Commission on July 11, 2006

                                              Securities Act File No. 333-103022
                                       Investment Company Act File No. 811-21295

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                           Pre-Effective Amendment No.                      / /

                         Post-Effective Amendment No. 41                    /X/

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                 Amendment No. 42                           /X/

                        (Check appropriate box or boxes)

                               JPMORGAN TRUST I
                (Exact Name of Registrant Specified in Charter)
                               245 Park Avenue
                           New York, New York, 10167
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code:  (800) 480-4111

                            Stephen M. Benham, Esq.
                   J.P. Morgan Investment Management Inc.
                               245 Park Avenue
                             New York, NY 10167
                  (Name and Address of Agent for Service)


            With copies to:                       With copies to:
          John T. Fitzgerald                    Alan G. Priest, Esq.
        J.P. Morgan Investment                    Ropes & Gray LLP
            Management Inc.                        One Metro Center
            245 Park Avenue                 700 12th Street, N.W., Suite 900
          New York, NY 10167                  Washington, D.C. 20005-3948

                            ------------------------


It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)
/ / immediately upon filing pursuant to paragraph (b).
/ / on (date) pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(2).

/x/ on July 11, 2006 pursuant to paragraph (b)

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

This post-effective amendment is being filed to include a Prospectus and Statement of Additional Information relating to the Class C shares of the JPMorgan International Value Fund (the "Fund"). Except as otherwise specifically indicated, the amendment does not delete or supersede any Prospectus or Statement of Additional Information in any prior post-effective amendment, except to the extent it relates to the Class C Shares of the Fund.

                          PROSPECTUS JULY 11, 2006


JPMORGAN INTERNATIONAL EQUITY FUNDS
CLASS C SHARES

JPMORGAN INTERNATIONAL VALUE FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan International Value Fund                                              1

The Fund's Management and Administration                                       7

     Additional Compensation to Financial Intermediaries                       8

How to Do Business with the Fund                                               9

     Purchasing Fund Shares                                                    9

     Sales Charges                                                            13

     Rule 12b-1 Fees                                                          14

     Networking and Sub-Transfer Agency Fees                                  14

     Exchanging Fund Shares                                                   15

     Redeeming Fund Shares                                                    16

Shareholder Information                                                       19

     Distributions and Taxes                                                  19

     Shareholder Statements and Reports                                       20

     Availability of Proxy Voting Record                                      20

     Portfolio Holdings Disclosure                                            20

Risk and Reward Elements                                                      21

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            26

How To Reach Us                                                       BACK COVER

JPMORGAN INTERNATIONAL VALUE FUND
     (formerly JPMorgan Fleming International Value Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks and strategies, please see pages 21 - 25.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-  value characteristics such as low price to book and price to earnings ratios

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

 Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Value Index a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a contingent deferred sales load, which is assessed on Class B shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996             8.41%
1997             1.17%
1998            13.48%
1999            29.92%
2000           -18.05%
2001           -22.57%
2002           -18.17%
2003            38.77%
2004            24.16%
2005            19.22%

BEST QUARTER 2nd quarter, 2003              20.82%
WORST QUARTER 3rd quarter, 2002            -21.13%


* Class C Shares commenced operations as of the date of this prospectus. The Fund performance shown is that of the Class B Shares of the Fund, which invest in the same portfolio of securities as Class C Shares and have substantially similar performance, but whose shares are not being offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance in the bar chart prior to 1/1/02 is based on the performance of the Select Class Shares, which invest in the same portfolio of securities as the Class B Shares, but whose shares are not being offered in this prospectus. Returns for the period prior to 9/10/01 reflect performance of the class of the former feeder that was merged out of existence whose investment program was identical to and whose expenses were the most similar to the current expenses of the Class B Shares. During these periods, the actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than the Select Class Shares and the former feeder.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*

                                                                      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
                                                                      -----------  ------------  -------------
CLASS B SHARES**
Return Before Taxes                                                        14.22          5.09           5.60
Return After Taxes on Distributions                                        14.03          3.76           3.29
Return After Taxes on Distributions and Sale of Fund Shares                 9.43          3.48           3.46

MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEE, EXPENSES OR TAXES)                         13.80          7.09           8.21

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          15.67          5.33           7.74

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 * Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance figures on the table for the period before Class B shares were launched on September 28, 2001 is based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Returns for the period prior to September 19, 2001 reflect performance of the class of the former feeder that was merged out of existence whose investment program was identical to and whose expenses were the most similar to the current expenses of the Class B shares. During these periods, the actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than the Select Class Shares and the former feeder.

** Class C Shares are first being offered as of the date of this prospectus.
   The average annual total returns shown are those of the Class B Shares of the Fund. The performance for Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

^  Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS C SHARES
The estimated expenses for Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                      CLASS C SHARES
                                                                      --------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE                                                NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                               1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                       2.00

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS C ASSETS)

                                                                      CLASS C SHARES
                                                                      --------------
MANAGEMENT FEES                                                                 0.60
DISTRIBUTION (RULE 12b-1) FEES                                                  0.75
SHAREHOLDER SERVICE FEES                                                        0.25
OTHER EXPENSES(1)                                                               0.42
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                 2.02
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                        (0.07)
------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                 1.95

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.95% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total operating expenses thereafter.

This example is for comparison only; the actual return of Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------
CLASS C SHARES* ($)              298      627       1,082     2,342

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------
CLASS C SHARES ($)               198      627       1,082     2,342

 * Assumes applicable deferred sales charge is deducted when shares are sold.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees of 0.55% (net of waivers), as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.

THE PORTFOLIO MANAGERS
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in August 1997, by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President and CFA charterholder, who joined JPMIM and its affiliates in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Previously, Mr. Alexandrakis was a Senior Vice President/Director at Pioneer Investment Management in Boston from 1998 to 2002.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds and non-funds of funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class C Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class C Shares, which are available to the general public.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A contingent deferred sales charge (CDSC) will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

There is no maximum investment amount for Class C Shares.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-C)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Fund Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-C)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class C Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS C SHARES
Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEARS                               CDSC AS A % OF DOLLAR
SINCE PURCHASE                   AMOUNT SUBJECT TO CHARGE
---------------------------------------------------------
0-1                                                  1.00
After first year                                     None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

HOW THE CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS C CDSC
No sales charge is imposed on redemptions of Class C Shares of the Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2 . If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in conncection with the plan of reorganization.

8. Exchanged for Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES
No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to Class C Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and

JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class C Shares of a Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Fund offered in this prospectus within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The Class C CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund.

Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.


MULTIPLE CLASSES

The Fund also offers four other classes of the Fund, including Class A and Class B Shares. Each share class has different sales charges and expenses.

Your decision about which class of shares to buy depends on a number of factors. You should consider the amount of your investment, the length of time you intend to hold the shares, the sales charge and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales change, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment. You should also consider the distribution fees, which are lower for Class A Shares.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

The Class B and Class C shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income annually. The Fund declares and pays capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive properly designated distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009, is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the value of the Fund's total assets at the close of each taxable year will consist of stock or securities in foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS
The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance also are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of each month.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL VALUE FUND

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS

-  The Fund's share price and    -  Stocks have generally         -  Under normal circumstances
   performance will fluctuate       outperformed more stable         the Fund plans to remain
   in response to stock market      investments (such as bonds       fully invested in
   movements                        and cash equivalents) over       accordance with its
                                    the long term                    policies and may invest
-  The value of most bonds                                           uninvested cash in
   will fall when interest       -  Foreign investments, which       affiliated money market
   rates rise; the longer a         represent a major portion        funds; equity investments
   bond's maturity and              of the world's securities,       may include common stocks,
   the lower its credit             offer attractive potential       convertible securities,
   quality, the more its value      performance and                  preferred stocks,
   typically falls                  opportunities for                depositary receipts (such
                                    diversification                  as ADRs and EDRs), trust or
-  The Fund could lose money                                         partnership interests,
   because of foreign            -  Most bonds will rise in          warrants, rights, and
   government actions,              value when interest rates        investment company
   political instability, or        fall                             securities
   lack of adequate and/or
   accurate information          -  Foreign bonds, which          -  The Fund seeks to limit
                                    represent a major portion        risk and enhance
-  Investment risks tend to be      of the world's fixed income      performance through active
   higher in emerging markets;      securities, offer                management, country
   these markets also present       attractive potential             allocation and
   higher liquidity and             performance and                  diversification
   valuation risks                  opportunities for
                                    diversification               -  During severe market
-  Adverse market, economic,                                         downturns, the Fund has
   political or other            -  Emerging markets can offer       the option of investing up
   conditions may from time to      higher returns                   to 100% of assets in high
   time cause the Fund to take                                       quality short-term
   temporary defensive                                               instruments
   positions that are
   inconsistent with its
   principal investment
   strategies and may hinder a
   Fund from achieving its
   investment objective

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
MANAGEMENT CHOICES

-  The Fund could underperform   -  The Fund could outperform     -  The adviser focuses its
   its benchmark due to its         its benchmark due to these       active management on
   securities choices and           same choices                     securities selection, the
   other management decisions                                        area where it believes its
                                                                     commitment to research
                                                                     can most enhance returns

FOREIGN CURRENCIES

-  Currency exchange rate        -  Favorable exchange rate       -  Except as noted earlier in
   movements could reduce           movements could generate         this prospectus, the Fund
   gains or create losses           gains or reduce losses           manages the currency
                                                                     exposure of its foreign
-  Currency risks tend to be                                         investments relative to its
   higher in emerging markets;                                       benchmark and may hedge a
   these markets also present                                        portion of its foreign
   higher liquidity and                                              currency exposure into the
   valuation risks                                                   U.S. dollar from time to
                                                                     time (see also "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys            -  The Fund can take advantage   -  The Fund segregates liquid
   securities before issue or       of attractive transaction        assets to offset leverage
   for delayed delivery, it         opportunities                    risk
   could be exposed to
   leverage risk if it does
   not segregate liquid assets

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
DERIVATIVES*

-  Derivatives such as           -  Hedges that correlate well    -  The Fund uses derivatives
   futures, options, swaps,         with underlying positions        for hedging and for risk
   and forward foreign              can reduce or eliminate          management (i.e., to
   currency contracts(1) that       losses at low cost               establish or adjust
   are used for hedging the                                          exposure to particular
   portfolio or specific         -  The Fund could make money        securities, markets or
   securities may not fully         and protect against losses       currencies); risk
   offset the underlying            if the investment analysis       management may include
   positions and this could         proves correct                   management of such Fund's
   result in losses to the Fund                                      exposure relative to its
   that would not have           -  Derivatives that involve         benchmark
   otherwise occurred               leverage could generate
                                    substantial gains at low      -  The Fund only establishes
-  The Fund may have                cost                             hedges that it expects will
   difficulty exiting a                                              be highly correlated with
   derivatives position                                              underlying positions

-  Derivatives used for risk
   management may not have the
   intended effects and may
   result in losses or missed
   opportunities

-  The counterparty to a
   derivatives contract could
   default

-  Derivatives that involve
   leverage could magnify
   losses

-  Certain types of
   derivatives involve costs
   to the Fund which can
   reduce returns

-  Derivatives used for non-
   hedging purposes could
   cause losses that exceed
   the original investment

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by the Fund,
   accelerate recognition of
   income to the Fund, affect
   the holding period of the
   Fund's assets and defer
   recognition of certain of
   the Fund's losses

* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
SECURITIES LENDING

-  When the Fund lends a         -  The Fund may enhance income   -  The adviser maintains a
   security, there is a risk        through the investment of        list of approved borrowers
   that the loaned securities       the collateral received
   may not be returned if the       from the borrower             -  The Fund receives
   borrower or the lending                                           collateral equal to at
   agent defaults                                                    least 100% of the current
                                                                     value of securities loaned
-  The collateral will be                                            plus accrued interest
   subject to the risks of the
   securities in which it is                                      -  The lending agents
   invested                                                          indemnify the Fund against
                                                                     borrower default

                                                                  -  The adviser's collateral
                                                                     investment guidelines limit
                                                                     the quality and duration of
                                                                     collateral investment to
                                                                     minimize losses

                                                                  -  Upon recall, the borrower
                                                                     must return the securities
                                                                     loaned within the normal
                                                                     settlement period

ILLIQUID HOLDINGS

-  The Fund could have           -  These holdings may offer      -  The Fund may not invest
   difficulty valuing these         more attractive yields or        more than 15% of net assets
   holdings precisely               potential growth than            in illiquid holdings
                                    comparable widely traded
-  The Fund could be unable to      securities                    -  To maintain adequate
   sell these holdings at the                                        liquidity to meet
   time or price it desires                                          redemptions, the Fund may
                                                                     hold high-quality
                                                                     short-term instruments
                                                                     (including repurchase
                                                                     agreements) and for
                                                                     temporary or extraordinary
                                                                     purposes, may borrow from
                                                                     banks up to 33 1/3% of the
                                                                     value of its total assets

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD

SHORT-TERM TRADING

-  Increased trading could       -  The Fund could realize        -  The Fund generally avoids
   raise the Fund's brokerage       gains in a short period of       short-term trading, except
   and related costs                time                             to take advantage of
                                                                     attractive or unexpected
-  Increased short-term          -  The Fund could protect           opportunities or to meet
   capital gains distributions      against losses if a stock        demands generated by
   could raise shareholders'        is overvalued and its value      shareholder activity
   income tax liability             later falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds would be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants would be dismissed. On March 1, 2006, the district court entered an order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the Trustees and former Trustees. On June 14, 2006, the district court dismissed the remaining claim against the Trustees and former Trustees as well.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-551-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. 2006

PR-INTVC-706

[JPMORGAN ASSET MANAGEMENT LOGO]

                       JPMORGAN INTERNATIONAL EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 2006
                                 AS SUPPLEMENTED
                                   MAY 5, 2006
                               AND AS SUPPLEMENTED

                                  JULY 11, 2006


                           JPMORGAN TRUST I ("TRUST")

                 JPMorgan Asia Equity Fund ("Asia Equity Fund")
     JPMorgan Emerging Markets Equity Fund ("Emerging Markets Equity Fund")
        JPMorgan International Equity Fund ("International Equity Fund") JPMorgan International Growth Fund ("International Growth Fund")
 JPMorgan International Opportunities Fund ("International Opportunities Fund")
     JPMorgan International Small Cap Equity Fund ("International Small Cap
                                  Equity Fund")
         JPMorgan International Value Fund ("International Value Fund")
           JPMorgan Intrepid European Fund ("Intrepid European Fund")
      JPMorgan Intrepid International Fund ("Intrepid International Fund")
                       JPMorgan Japan Fund ("Japan Fund")

                 (each a "Fund," and collectively, the "Funds")


This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectus dated July 11, 2006 for the Class C Shares of the International Value Fund and the prospectuses for the remaining classes of all the Funds dated February 28, 2006, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2005 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

        For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111

                                                                   SAI-INTEQ-706

                                TABLE OF CONTENTS


GENERAL                                                                       3
INVESTMENT STRATEGIES AND POLICIES                                            5
INVESTMENT RESTRICTIONS                                                      23
OFFICERS                                                                     33
CODES OF ETHICS                                                              34
PROXY VOTING PROCEDURES AND GUIDELINES                                       35
PORTFOLIO HOLDINGS DISCLOSURE                                                37
INVESTMENT ADVISER AND SUB-ADVISERS                                          38
POTENTIAL CONFLICTS OF INTEREST                                              42
Dollar Range of Shares in the Fund                                           44
ADMINISTRATOR                                                                45
DISTRIBUTOR                                                                  46
DISTRIBUTION PLAN                                                            47
SECURITIES LENDING AGENT                                                     50
TRANSFER AGENT                                                               50
SHAREHOLDER SERVICING                                                        50
EXPENSES                                                                     53
FINANCIAL INTERMEDIARIES                                                     53
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                54
TRUST COUNSEL                                                                55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                55
PURCHASES, REDEMPTIONS AND EXCHANGES                                         55
DIVIDENDS AND DISTRIBUTIONS                                                  58
NET ASSET VALUE                                                              58
PORTFOLIO TRANSACTIONS                                                       59
DELAWARE TRUST                                                               63
DESCRIPTION OF SHARES                                                        63
DISTRIBUTIONS AND TAX MATTERS                                                64
ADDITIONAL INFORMATION                                                       70
FINANCIAL STATEMENTS                                                         81
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                   82

                                     GENERAL

THE TRUST AND THE FUNDS

          The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

          The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                      JPMorgan Emerging Markets Equity Fund
                    JPMorgan International Opportunities Fund
                        JPMorgan International Value Fund

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
                            JPMorgan Asia Equity Fund
                         JPMorgan Intrepid European Fund
                       JPMorgan International Growth Fund
                  JPMorgan International Small Cap Equity Fund
                      JPMorgan Intrepid International Fund
                               JPMorgan Japan Fund

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                       JPMorgan International Equity Fund

          Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

          On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

          JPMIF. Prior to February 19, 2005, the Emerging Markets Equity, International Opportunities and International Value Funds were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on November 4, 1992.

          JPMMFG. Prior to February 19, 2005, the Asia Equity, European, Intrepid International, International Growth, International Small Cap Equity and Japan Funds were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 11, 1987.

          JPMMFSG. Prior to February 19, 2005, International Equity Fund was a series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on October 1, 1996.

          After the close of business on February 18, 2005, the JPMorgan International Opportunities Fund acquired all of the assets and liabilities of JPMorgan Global 50 Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan International Opportunities Fund, and JPMST, on behalf of JPMorgan Global 50 Fund. Similarly, after the close of business on February 18, 2005, the JPMorgan International Equity Fund acquired all of the assets and liabilities of One Group Diversified International Fund pursuant to an

Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFSG, on behalf of JPMorgan International Equity Fund, and One Group Mutual Funds, on behalf of One Group Diversified International Fund.

          For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

          The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Asia Equity Fund                               Select, Institutional, Class A, Class B and Class C
Emerging Markets Equity Fund                   Select, Institutional, Class A, Class B and Class C
Intrepid European Fund                         Select, Institutional, Class A, Class B and Class C
International Equity Fund                      Select, Institutional, Class A, Class B, Class C and
                                               R Class
International Growth Fund                      Select, Institutional, Class A, Class B and Class C
International Opportunities Fund               Select, Institutional, Class A, Class B and Class C
International Small Cap Equity Fund            Select, Institutional, Class A, Class B and Class C
International Value Fund                       Select, Institutional, Class A, Class B and Class C
Intrepid International Fund                    Select, Institutional, Class A and Class C
Japan Fund                                     Select, Class A, Class B and Class C

          Currently, each Fund offers the following classes of shares:

Asia Equity Fund                               Select, Institutional and Class A
Emerging Markets Equity Fund                   Select, Institutional, Class A, Class B and Class C
Intrepid European Fund                         Select, Institutional, Class A, Class B and Class C
International Equity Fund                      Select, Class A, Class B, Class C and R Class
International Growth Fund                      Class A and Class B
International Opportunities Fund               Select, Institutional, Class A and Class B
International Value Fund                       Select, Institutional, Class A, Class B and Class C
Intrepid International Fund                    Select, Class A and Class C
Japan Fund                                     Select, Class A, Class B and Class C

          The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

          Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees:

NEW NAME                                       FORMER NAME
JPMorgan Asia Equity Fund                      JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund          JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund             JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund             JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund      JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund   JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund              JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                            JPMorgan Fleming Japan Fund

          Effective December 15, 2005, the JPMorgan Tax Aware International Opportunities Fund was renamed JPMorgan Intrepid International Fund with the approval of the Board of Trustees. Prior to February 19, 2005, this Fund was named the JPMorgan Fleming Tax Aware International Opportunities Fund.

          Effective February 28, 2004, the JPMorgan Fleming European Fund was renamed JPMorgan Fleming Intrepid European Fund with the approval of the Board of Trustees.

          Effective January 3, 2003, the JPMorgan Select International Equity Fund was renamed JPMorgan Fleming International Equity Fund with the approval of the Board of Trustees.

          Effective June 25, 2002, the JPMorgan Fleming Pacific Region Fund was JPMorgan Fleming Asia Equity Fund renamed with the approval of the Board of Trustees.

MISCELLANEOUS

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

          This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 245 Park Avenue, New York, NY 10167.

          In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund" and, together with the Funds, the "JPMorgan Funds"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

          The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The Asia Equity Fund is sub-advised by JF International Management Inc. ("JFIMI" the "Sub-Adviser,").

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

          The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

          EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

          Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

          The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

          The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

          COMMON STOCK WARRANTS AND RIGHTS. With the exception of the Intrepid International Fund, the Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

          Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

          Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

          FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

          The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

          Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

          Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

          Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

          Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

          All the Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

          Investments in Russia by the Emerging Market Equity Fund will be subject to the risks of an emerging market with certain heightened risks, such as ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Emerging Markets Equity Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Emerging Markets Equity Fund could lose its registration and ownership of Russian securities through fraud, negligence or faulty oversight. The Emerging Markets Equity Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets.

          The Funds may invest in securities denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's Net Asset Value ("NAV").

          Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

          FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

          A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

          SOVEREIGN OBLIGATIONS. All of the Funds, except for the International Value Fund and the International Opportunities Fund, may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

          BRADY BONDS. Only the Emerging Markets Equity Fund, International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury.

          OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of International Value Fund, International Opportunities Fund, Intrepid International Fund and Asia Equity Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

          CORPORATE BONDS. The Funds may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

          MORTGAGE-BACKED SECURITIES. With the exception of the Asia Equity Fund, International Growth Fund, European Fund, Intrepid International Fund and Japan Fund, the Funds may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

          Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

          There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

          Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

          Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities that represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

          Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          STRIPPED MORTGAGE-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

          MORTGAGE DOLLAR ROLL TRANSACTIONS. The International Equity Fund may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% a Fund's total assets.

          STRUCTURED PRODUCTS. Only the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

          The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

          Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

          FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Only the International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by these Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which these Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

          Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. Demand features provided by foreign banks involve certain risks associated with foreign investments.

          The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

          A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

          The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.


          ASSET-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund and International Equity Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.


          Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

          Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

          U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

          The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, which are supported only by the credit of such securities but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

          FOREIGN GOVERNMENT OBLIGATIONS. Certain Funds may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

          SUPRANATIONAL OBLIGATIONS. Certain Funds may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

          BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

          The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds do maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

          COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

          REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum term of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.


                             TAX EXEMPT OBLIGATIONS

          MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

          Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

          MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

          Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

          Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

          Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

          Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

          Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the Asia Equity Fund, International Growth Fund, European Fund and Japan Fund, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

          SECURITIES ISSUED IN CONNECTION WITH REORGANIZATIONS AND CORPORATE RESTRUCTURING. The Funds may invest in high yield securities. See "Diversification and Quality Requirements - Below Investment Grade Debt." In addition, debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even though they do not ordinarily invest in such securities.


          FORWARD COMMITMENTS. The International Growth, Japan, Asia Equity, European, and International Equity Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or liquid securities equal to the amount of such Fund's commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund's assets reserved for payment of a commitment will equal the amount of such commitments purchased by the respective Fund.

          Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.


          To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

          INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

          INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

          If a Fund has outstanding borrowings, any Interfund Loans to the Fund
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

          A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

          No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.


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          The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

          REVERSE REPURCHASE AGREEMENTS. All of the Funds, except the International Small Cap Equity Fund, may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


          LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote.


          There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

          ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

          As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets


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

could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


          REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.


                    DIVERSIFICATION AND QUALITY REQUIREMENTS

          Each of the Funds, except for International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund, are registered as non-diversified investment companies. A Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. The Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

          The International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, these Funds may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash and cash items, obligations of the U.S. government, its agencies and instrumentalities and securities of other investment companies. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

          All of the Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." The Code imposes diversification requirements on the Funds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act. To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

          The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

          In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

          BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Emerging Markets Equity Fund, International Growth Fund, Japan Fund and Asia Equity Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

          Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining a Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

          EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

          Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

          Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

          The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

          COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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          CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

          POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

          Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

          Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to provide inflation protection, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

          Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

          The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

          The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

          The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

          The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

          Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

          The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

          The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

          The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

          RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

          MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

          LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

          CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

          CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

          LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                          TEMPORARY DEFENSIVE POSITIONS

          To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.

                               PORTFOLIO TURNOVER

          A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                               FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                    10/31/04            10/31/05
                                    --------            --------
Asia Equity Fund                      175%                 78%
Emerging Markets Equity Fund          118%                149%
International Equity Fund              24%                 22%
International Growth Fund              47%                 37%
International Opportunities            98%                 58%
International Value Fund              108%                 76%
Intrepid European Fund*               440%                281%
Intrepid International Fund            93%                 56%
Japan Fund**                          221%                164%

*    The portfolio turnover rate was a result of the region's market activity.

** The portfolio turnover rate was affected by profit-taking and reinvesting the funds in new investments.

                             INVESTMENT RESTRICTIONS

          The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

          For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. In addition, the Asia Equity Fund, Emerging Markets Equity Fund, International Equity Fund, European Fund, International Small Cap Equity Fund and Japan Fund each have an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

          Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) The International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund may not make any investment inconsistent with their classification as a diversified investment company under the "1940 Act";

(2) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

          (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of that Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

          (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) The Funds may not borrow money, except to the extent permitted by applicable law;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, these Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) (except for the Intrepid International Fund) make direct investments in mortgages;

          (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; or

          (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(8) The Funds may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law;

(9) The European Fund may not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

(10) The European Fund may not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; and

(11) The European Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

          In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

          For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval.

(1) Each Fund may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(2) Each Fund may not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) Each of the Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(5) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell interests in oil, gas or mineral leases;

(6) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7) Each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest than 10% of its total assets in the securities of other investment companies; and

(8) Each of the Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          For investment restriction purposes for the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

          If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value for other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             MANAGEMENT OF THE TRUST

          The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.


                                                             NUMBER OF PORTFOLIOS
  NAME (YEAR OF BIRTH);                                         IN FUND COMPLEX
     POSITIONS WITH             PRINCIPAL OCCUPATIONS             OVERSEEN BY          OTHER DIRECTORSHIPS HELD
       THE FUNDS                 DURING PAST 5 YEARS              TRUSTEE(1)             OUTSIDE FUND COMPLEX
-------------------------   ------------------------------   --------------------   ------------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG        Retired; CFO and Consultant,              120           None.
(1941); Trustee of Trust    EduNeering, Inc. (internet
since 2005; Trustee of      business education supplier)
heritage JPMorgan Funds     (2000-2001); Vice President &
since 1987.                 Treasurer of Ingersoll-Rand
                            Company (manufacturer of
                            industrial equipment)
                            (1972-2000).

ROLAND R. EPPLEY, JR.       Retired; President & Chief                120           None.
(1932); Trustee of Trust    Executive Officer, Eastern
since 2005; Trustee of      States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.

JOHN F. FINN                President and Chief Executive             120           Director, Cardinal Health, Inc
(1947); Trustee of Trust    Officer, Gardner, Inc.                                  (CAH) (1994-present).
since 2005; Trustee of      (wholesale distributor to                               Director, The Crane Group
heritage One Group Mutual   outdoor power equipment                                 (2003-present); Chairman, The
Funds since 1998.           industry) (1979-present).                               Columbus Association for the
                                                                                    Performing Arts (CAPA)
                                                                                    (2003-present).

DR. MATTHEW GOLDSTEIN       Chancellor of the City                    120           Director, Albert Einstein
(1941); Trustee of Trust    University of New York                                  School of Medicine
since 2005; Trustee of      (1999-present); President,                              (1998-present); Director, New
heritage JPMorgan Funds     Adelphi University (New York)                           Plan Excel Realty Trust, Inc.
since 2003.                 (1998-1999).                                            (real estate investment trust)
                                                                                    (2000-present); Director,
                                                                                    Lincoln Center Institute for
                                                                                    the Arts in Education
                                                                                    (1999-present).

ROBERT J. HIGGINS (1945);   Retired; Director of                      120           None.
Trustee of Trust since      Administration of the State of

                                                             NUMBER OF PORTFOLIOS
  NAME (YEAR OF BIRTH);                                         IN FUND COMPLEX
     POSITIONS WITH             PRINCIPAL OCCUPATIONS             OVERSEEN BY          OTHER DIRECTORSHIPS HELD
       THE FUNDS                 DURING PAST 5 YEARS              TRUSTEE(1)             OUTSIDE FUND COMPLEX
-------------------------   ------------------------------   --------------------   ------------------------------
2005; Trustee of heritage   Rhode Island (2003-2004);
JPMorgan Funds since        President - Consumer Banking
2002.                       and Investment Services, Fleet
                            Boston Financial (1971-2001).

PETER C. MARSHALL           Self-employed business                    120           None.
(1942); Trustee of Trust    consultant (2002-present);
since 2005; Trustee of      Senior Vice President, W.D.
heritage One Group Mutual   Hoard, Inc. (corporate parent
Funds since 1994.           of DCI Marketing, Inc.)
                            (2000-2002); President, DCI
                            Marketing, Inc. (1992-2000).

MARILYN MCCOY               Vice President, Administration             120           Trustee, Mather LifeWays
(1948); Trustee of Trust    and Planning, Northwestern                              (1994-present); Trustee,
since 2005; Trustee of      University (1985-present).                              Carleton College
heritage One Group Mutual                                                           (2003-present).
Funds since 1999.

WILLIAM G. MORTON, JR.      Retired; Chairman Emeritus                120           Director, Radio Shack
(1937); Trustee of Trust    (2001-2002), and Chairman and                           Corporation (electronics)
since 2005; Trustee of      Chief Executive Officer,                                (1987-present); Director, The
heritage JPMorgan Funds     Boston Stock Exchange (1985-                            National Football Foundation
since 2003.                 2001).                                                  and College Hall of Fame
                                                                                    (1994-present); Trustee,
                                                                                    Stratton Mountain School
                                                                                    (2001-present)

ROBERT A. ODEN, JR.         President, Carleton College               120           Director, American University
(1946); Trustee of Trust    (2002-present); President,                              in Cairo.
since 2005; Trustee of      Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.

FERGUS REID, III            Chairman, Lumelite                       120           Trustee, Morgan Stanley Funds
(1932); Trustee of Trust    Corporation (plastics                                   (198 portfolios)
(Chairman) since 2005;      manufacturing) (2003-present);                          (1995-present).
Trustee (Chairman) of       Chairman and Chief Executive
heritage JPMorgan Funds     Officer, Lumelite
since 1987.                 Corporation (1985-2002).

FREDERICK W. RUEBECK        Advisor, Jerome P. Green &                120           Director, AMS Group
(1939); Trustee of Trust    Associates, LLC                                         (2001-present); Trustee,
since 2005; Trustee of      (broker-dealer)                                         Wabash College (1988-present);
heritage One Group Mutual   (2002-present); Chief                                   Chairman, Indianapolis
Funds since 1990.           Investment Officer, Wabash                              Symphony Orchestra Foundation
                            College (2004-present);                                 (1994-present).
                            self-employed consultant
                            (January 2000 to present);
                            Director of Investments, Eli
                            Lilly and Company (1988-1999).

JAMES J. SCHONBACHLER       Retired; Managing Director,               120           None.
(1943); Trustee of Trust    Bankers Trust Company
since 2005; Trustee of      (financial services)
heritage JPMorgan Funds     (1968-1998).
since 2001.

                                                             NUMBER OF PORTFOLIOS
  NAME (YEAR OF BIRTH);                                         IN FUND COMPLEX
     POSITIONS WITH             PRINCIPAL OCCUPATIONS             OVERSEEN BY          OTHER DIRECTORSHIPS HELD
       THE FUNDS                 DURING PAST 5 YEARS              TRUSTEE(1)             OUTSIDE FUND COMPLEX
-------------------------   ------------------------------   --------------------   ------------------------------
INTERESTED TRUSTEE          Retired; Chief Executive                  120           Director, Glenview Trust
LEONARD M. SPALDING, JR.*   Officer, Chase Mutual Funds                             Company, LLC (2001-present);
(1935); Trustee of Trust    (investment company)                                    Trustee, St. Catherine College
since 2005; Trustee of      (1989-1998); President & Chief                          (1998-present); Trustee,
heritage JPMorgan Funds     Executive Officer, Vista                                Bellarmine University
since 1998.                 Capital Management (investment                          (2000-present); Director,
                            management) (1990-1998); Chief                          Springfield-Washington County
                            Investment Executive, Chase                             Economic Development Authority
                            Manhattan Private Bank                                  (1997-present); Trustee,
                            (investment management)                                 Marion and Washington County,
                            (1990-1998).                                            Kentucky Airport Board
                                                                                    (1998-present); Trustee,
                                                                                    Catholic Education Foundation
                                                                                    (2005-present).



     (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 funds).

     * Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.


     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES OF THE BOARD

          The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investments Committees.

          The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent registered public accounting firm; (ii) evaluate the independence of the Funds' independent registered public accounting firm; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (viii) act as a liaison between the Funds' independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board reorganized the Audit and Valuation and Compliance Committee responsibilities, and transferred responsibility for oversight of the valuation of portfolio securities from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. When the Funds' valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee acts in lieu of the full Board. The Audit Committee was formed February 19, 2005, and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all the members of the Board. The Audit Committee or the predecessor met eight times during the fiscal year ended February 28, 2006.

          As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Valuation and Compliance Committee are to (i) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005, and met five times during the fiscal year ended February 28, 2006.

          The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Investment Adviser or the non-interested Trustees; (vii) oversight of ongoing litigation affecting the Funds, the Investment Adviser or the non-interested trustees; (viii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit Committee), and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005, and met six times during the fiscal year ended February 28, 2006.

          Each member of the Board, except Mr. Reid, serves on the Investments Committee and Mr. Spalding acts as Chairperson. The Investments Committee has three sub-committees divided by asset type and different members of the Investments Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Income Funds and Municipal Bond Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds and Alternative Products, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each sub-committee is to (i) assist the Board in their oversight of the investment management services provided by the Adviser to the Funds designated for review by each sub-committee; and Oii) review and make recommendations to the Investments Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The sub-committees receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and work to facilitate the understanding by the Investments Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005, and met six times during the fiscal year ended February 28, 2006.

OWNERSHIP OF SECURITIES

          As of December 31, 2005, each Trustee beneficially owned shares of certain Funds of the Trust in the amounts shown below:

                            OWNERSHIP OF     OWNERSHIP OF        OWNERSHIP OF          OWNERSHIP OF
                           INTERNATIONAL   EMERGING MARKETS      INTERNATIONAL     INTERNATIONAL GROWTH
     NAME OF TRUSTEE         VALUE FUND       EQUITY FUND     OPPORTUNITIES FUND           FUND
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            None             None                None                  None
Roland R. Eppley, Jr.           None             None              $50,001-                None
                                                                   $100,000
John F. Finn                    None             None                None                  None
Dr. Matthew Goldstein           None             None                None                  None
Robert J. Higgins               None             None                None                  None
Peter C. Marshall               None             None                None                  None
Marilyn McCoy                   None             None                None                  None
William G. Morton, Jr.          None             None                None                  None
Robert A. Oden, Jr.             None             None                None                  None

Fergus Reid, III                None             None                None                  None
Frederick W. Ruebeck            None             None                None                  None
James J. Schonbachler           None             None                None                  None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.        None             None                None                  None

                                              OWNERSHIP OF                              OWNERSHIP OF
                            OWNERSHIP OF   INTREPID EUROPEAN   OWNERSHIP OF ASIA   INTERNATIONAL SMALL
     NAME OF TRUSTEE         JAPAN FUND           FUND            EQUITY FUND          CAP EQUITY FUND
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            None              None                None                 None
Roland R. Eppley, Jr.           None              None                None                 None
John F. Finn                    None              None                None                 None
Dr. Matthew Goldstein        $10,001-        Under $10,000            None                 None
                             $50,000
Robert J. Higgins               None              None           Over $100,000             None
Peter C. Marshall               None              None                None                 None
Marilyn McCoy                   None              None                None                 None
William G. Morton, Jr.          None            $50,001-              None                 None
                                                $100,000
Robert A. Oden, Jr.             None              None                None                 None
Fergus Reid, III                None              None                None                 None
Frederick W. Ruebeck            None              None                None                 None
James J. Schonbachler           None              None                None                 None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.        None              None                None                 None

                                            OWNERSHIP OF   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                            OWNERSHIP OF      INTREPID        IN ALL REGISTERED INVESTMENT COMPANIES
                           INTERNATIONAL   INTERNATIONAL     OVERSEEN BY THE TRUSTEE IN THE FAMILY OF
NAME OF TRUSTEE             EQUITY FUND         FUND                 INVESTMENT COMPANIES(1)
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            None            None                      Over $100,000
Roland R. Eppley, Jr.           None            None                      Over $100,000
John F. Finn                    None            None                      Over $100,000
Dr. Matthew Goldstein           None            None                    $50,001 - $100,000
Robert J. Higgins               None            None                      Over $100,000
Peter C. Marshall               None            None                      Over $100,000
Marilyn McCoy                   None            None                      Over $100,000
William G. Morton, Jr.          None            None                      Over $100,000
Robert A. Oden, Jr.             None            None                      Over $100,000
Fergus Reid, III                None            None                      Over $100,000
Frederick W. Ruebeck            None            None                      Over $100,000
James J. Schonbachler           None            None                    $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.        None            None                      Over $100,000


     (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies which the Board of Trustees currently serves includes eight registered investment companies (120 funds).


          As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

TRUSTEE COMPENSATION

          Prior to February 19, 2005, the former JPMorgan Funds paid each Trustee of the heritage JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman $40,000.

          Prior to February 19, 2005, the former One Group Mutual Funds paid each Trustee of the One Group Mutual Funds an annual fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the One Group Mutual Funds paid the Chairman an additional $20,000.

          After the two fund groups merged on February 19, 2005 and became the "JPMorgan Funds," the Funds paid each Trustee of the combined Board an annual fee of $122,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $130,000 and the Vice Chairman $41,000. The Chairman and Vice Chairman received no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who were not already receiving an additional fee were each paid $40,000 and $20,000, respectively. The Funds bore expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          As of July 1, 2005, the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                              EMERGING MARKET   INTREPID EUROPEAN   INTERNATIONAL
NAME OF TRUSTEE            ASIA EQUITY FUND     EQUITY FUND            FUND          EQUITY FUND
-------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              $54               $155               $149             $2,685
Roland R. Eppley, Jr.              42                119                115              2,069
John F. Finn                       38                108                102              2,179
Dr. Matthew Goldstein              48                136                131              2,362
Robert J. Higgins                  48                136                131              2,362
Peter C. Marshall                  50                144                134              2,837
Marilyn McCoy                      46                133                124              2,575
William G. Morton, Jr.             42                119                115              2,067
Robert A. Oden, Jr.                37                105                 98              2,097
Fergus Reid, III                   82                232                226              4,050
Frederick W. Ruebeck               42                121                113              2,368
James J. Schonbachler              42                119                115              2,067
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           54                155                149              2,685

                           INTERNATIONAL   INTERNATIONAL      INTERNATIONAL
NAME OF TRUSTEE             GROWTH FUND     VALUE FUND     OPPORTUNITIES FUND   JAPAN FUND
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong             $5             $ 78              $193             $106
Roland R. Eppley, Jr.             4               60               148               81
John F. Finn                      3               54               123               75
Dr. Matthew Goldstein             4               69               168               93
Robert J. Higgins                 4               69               168               93
Peter C. Marshall                 4               71               159               99
Marilyn McCoy                     4               66               147               92
William G. Morton, Jr.            4               60               148               81
Robert A. Oden, Jr.               3               53               117               73
Fergus Reid, III                  8              119               291              159
Frederick W. Ruebeck              4               60               135               84
James J. Schonbachler             4               60               148               81
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          5               78               193              106

                                                    TOTAL COMPENSATION
                           INTREPID INTERNATIONAL     PAID FROM FUND
NAME OF TRUSTEE                     FUND                COMPLEX (1)
----------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 143                $  204,417
Roland R. Eppley, Jr.                110                   157,417
John F. Finn                          93                         0^
Dr. Matthew Goldstein                124                   179,833
Robert J. Higgins                    124                   179,833
Peter C. Marshall                    120                   229,333
Marilyn McCoy                        111                         0^^
William G. Morton, Jr.               110                   157,417
Robert A. Oden, Jr.                   89                   137,250^^^
Fergus Reid, III                     216                   309,000
Frederick W. Ruebeck                 102                   190,500
James J. Schonbachler                110                   157,417
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             143                   204,417

^    Does not include $176,250 of Deferred Compensation.

^^   Does not include $207,083 of Deferred Compensation.

^^^  Does not include $32,500 of Deferred Compensation.


     (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes eight registered investment companies (120 funds).

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of the JPMorgan Trust I, JPMorgan Trust II, Undiscovered Managers Funds, J.P. Morgan Mutual Fund Group, J.P. Morgan Fleming Mutual Fund Group, Inc. and the J.P. Morgan Mutual Fund Investment Trust, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee's deferred compensation account. Amounts deferred under the Deferred Compensation

Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification. Messrs. Finn, Oden, Eppley and Spalding are the only Trustees who currently are deferring compensation under the Deferred Compensation Plan. Other Trustees have accounts under the Deferred Compensation Plan representing amounts deferred under the Deferred Compensation Plan or predecessor plans in prior years.


                                    OFFICERS

          The Fund's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. As of December 31, 2005, the Trust has no employees and as of such date, did not provide any compensation to any officers of the Trust.

          The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.


NAME (YEAR OF BIRTH), POSITIONS                PRINCIPAL OCCUPATIONS
HELD WITH THE FUNDS (SINCE)                     DURING PAST 5 YEARS
-------------------------------   ----------------------------------------------
George C.W. Gatch (1962),         Managing Director of JPMorgan Investment
President (2005)                  Management Inc.; Director and President,
                                  JPMorgan Distribution Services, Inc. and
                                  JPMorgan Funds Management, Inc. since 2005.
                                  Mr. Gatch is CEO and President of JPMorgan
                                  Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi
                                  Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),           Director and Vice President of JPMorgan
Senior Vice President (2005)*     Distribution Services, Inc. and JPMorgan Funds
                                  Management, Inc.; Chief Operating Officer,
                                  JPMorgan Funds since 2005, and One Group
                                  Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan
                                  Funds Management, Inc. (formerly One Group
                                  Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services,
                                  Inc. (formerly One Group Dealer Services,
                                  Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),       Managing Director, JPMorgan Funds Management,
Vice President and Chief          Inc.; previously, Treasurer, JPMorgan Funds
Administrative Officer (2005)     and Head of Funds Administration and Board
                                  Liaison. Ms. Maleskii was Vice President of
                                  Finance for the Pierpont Group, Inc. from
                                  1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan
                                  Funds, prior to joining J.P. Morgan Chase &
                                  Co. in 2001.

Stephanie J. Dorsey (1969),       Vice President, JPMorgan Funds Management,
Treasurer (2005)*                 Inc.; Director of Mutual Fund Administration,
                                  JPMorgan Funds Management, Inc. (formerly One
                                  Group Administrative Services), from 2004 to
                                  2005; Ms. Dorsey worked for JP Morgan Chase &
                                  Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One
                                  Corporation, she was a Senior Manager
                                  specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through
                                  2002.

Stephen M. Ungerman (1953),       Senior Vice President, JPMorgan Chase & Co.;
Senior Vice President and Chief   Mr. Ungerman was head of Fund Administration -
Compliance Officer (2005)         Pooled Vehicles from 2000 to 2004. Mr.
                                  Ungerman held a number of positions in
                                  Prudential Financial's asset management
                                  business prior to 2000.

Paul L. Gulinello (1950),         Vice President and Anti Money Laundering
AML Compliance Officer (2005)     Compliance Officer for JPMorgan Asset
                                  Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk
                                  Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to

NAME (YEAR OF BIRTH), POSITIONS                PRINCIPAL OCCUPATIONS
HELD WITH THE FUNDS (SINCE)                     DURING PAST 5 YEARS
-------------------------------   ----------------------------------------------
                                  2004.

Stephen M. Benham (1959),         Vice President and Assistant General Counsel,
Secretary (2005)                  JPMorgan Chase & Co. since 2004; Vice
                                  President (Legal Advisory) of Merrill Lynch
                                  Investment Managers, L.P. from 2000 to 2004;
                                  attorney associated with Kirkpatrick &
                                  Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),        Vice President and Assistant General Counsel,
Assistant Secretary (2005)*       JPMorgan Chase & Co. since 2005; Senior
                                  Counsel, JPMorgan Chase & Co. (formerly Bank
                                  One Corporation) from 2004 to 2005; Assistant
                                  General Counsel and Associate General Counsel and Vice President, Gartmore Global
                                  Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),       Vice President and Assistant General Counsel,
Assistant Secretary (2005)*       JPMorgan Chase & Co. since 2005; Ms. Ditullio
                                  has served as an attorney with various titles for JP Morgan Chase & Co.. (formerly Bank One
                                  Corporation) since 1990.

Nancy E. Fields (1949),           Vice President, JPMorgan Funds Management,
Assistant Secretary (2005)*       Inc. and JPMorgan Distribution Services, Inc.;
                                  From 1999 to 2005 Director, Mutual Fund
                                  Administration, JPMorgan Funds Management,
                                  Inc. (formerly One Group Administrative
                                  Services, Inc.) and Senior Project Manager,
                                  Mutual Funds, JPMorgan Distribution Services,
                                  Inc. (formerly One Group Dealer Services,
                                  Inc.).

Ellen W. O'Brien (1957),          Assistant Vice President, JPMorgan Investor
Assistant Secretary (2005)**      Services, Co., responsible for Blue Sky
                                  registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967),         Vice President, JPMorgan Funds Management,
Assistant Treasurer (2005)        Inc., responsible for mutual fund financial
                                  reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966),          Vice President, JPMorgan Funds Management,
Assistant Treasurer (2005)*       Inc. since April 2005; formerly, Vice
                                  President of Financial Services of BISYS Fund
                                  Services, Inc. from 2001 until 2005; Mr.
                                  Jensen was Section Manager at Northern Trust
                                  Company and Accounting Supervisor at Allstate
                                  Insurance Company prior to 2001.

*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

          As of February 1, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

          The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

          The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

          The code of ethics adopted by JPMIM requires that all employees must:
(i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund consistent with the applicable fund's policy with respect to frequent trading as described in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

          JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as described in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES

          The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

          JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

          To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

          Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the

Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

          The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

          - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

          - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

          - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

          - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

          - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

          - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

          - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

          - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

          - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

          - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

          The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

          - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

          - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

          - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

          - JPMIM votes against proposals for a super-majority vote to approve a merger.

          - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

          - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

          - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

          In accordance with regulations of the SEC, the Funds' proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the JPMorgan Funds' website at www.jpmorganfunds.com. and on the SEC website at www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

          As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

          The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.       Monthly     30 days after month end
MorningStar Inc.                   Monthly     30 days after month end
Lipper, Inc.                       Monthly     30 days after month end
Thomson Financial                  Monthly     30 days after month end
Bloomberg LP                       Monthly     30 days after month end
Casey, Quirk & Associates          Monthly     30 days after month end
JPMorgan Private Bank / JPMorgan
Private Client Services            Monthly     30 days after month end
Vestek                             Monthly     30 days after month end
Fidelity Investments Strategic
Advisers, Inc.                     Monthly     30 days after month end
Sisters of Saint Joseph of Peace   Quarterly   30 days after month end

          In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations and transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

          Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefore. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

          Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs are available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

          The Funds' top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance as of the last day of each month are also posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

          Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other statistical information related to the funds may be found on the Funds' website at www.jpmorganfunds.com.

                       INVESTMENT ADVISER AND SUB-ADVISERS

          Pursuant to the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of its constituent Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

          Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds, except for the Asia Equity Fund. The day-to-day management for the Asia Equity Fund is done by its Sub-Adviser. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.)., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, NY 10167.

          Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

          Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian", "Administrator," "Shareholder Servicing" and "Distributor" sections. JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

          The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

          The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

          Under the Advisory Agreement, JPMIM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMIM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of JPMIM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMIM.

          On behalf of the Asia Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JFIMI. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by a Fund.

          JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Securities and Futures Commission in Hong Kong. JFIMI is a wholly owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly owned by JPMAMH. JFIMI is located at 21F, Chater House, 8 Connaught Road, Central Hong Kong.

          Pursuant to the terms of the Advisory Agreement and the sub-advisory agreement, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the Trust, on behalf of the Funds, on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Funds' shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or Sub-Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser or Sub- Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

          As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets, as described in the Prospectuses

          The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):

                                      FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                          10/31/03                  10/31/04               10/31/2005
                                   PAID/ACCRUED    WAIVED   PAID/ACCRUED    WAIVED   PAID/ACCRUED   WAIVED
Asia Equity Fund                      $  284      $  (267)    $   449      $  (231)    $   466      $(195)
Emerging Markets Equity Fund             683         (227)        747         (126)      1,319        (39)
Intrepid European Fund                   377         (293)        626         (189)        876       (105)
International Equity Fund              5,019       (1,231)     10,548       (2,131)     19,314       (937)
International Growth Fund*                34          (34)         43          (43)         41        (33)
International Value Fund                 246         (118)        270         (112)        417        (34)
Japan Fund                                15          (15)        211          (49)        804         --
International Opportunities Fund       1,207          (43)      1,088          (50)      1,101         --
Intrepid International Fund           $1,143         (227)    $ 1,234         (114)    $ 1,182        (90)

*    The Fund changed its fiscal year end from 11/30 to 10/31.

          As compensation for the services rendered and related expenses borne by the Sub-Adviser, under the sub-advisory agreement, JPMIM has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of each Fund with a Sub-Adviser. Until December 15, 2005 JPMIM paid this fee to J.P. Morgan Fleming Asset Management (London) Limited for each of the International Growth Fund, Japan Fund, European Fund and International Equity Fund in return for its serving as sub-advisor to those Funds.

          The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2006 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED

          The following tables show information regarding other accounts managed by portfolio managers of the Funds listed in this SAI as of October 31, 2005 (amounts in thousands):

                                                   NON-PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                   ---------------------------------------------------------------------------
                                    REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                          COMPANIES                 VEHICLES               OTHER ACCOUNTS
                                   ---------------------------------------------------------------------------
                                                  TOTAL                     TOTAL                     TOTAL
                                   NUMBER OF     ASSETS      NUMBER OF     ASSETS      NUMBER OF     ASSETS
                                   ACCOUNTS    ($MILLIONS)   ACCOUNTS    ($MILLIONS)   ACCOUNTS    ($MILLIONS)
--------------------------------------------------------------------------------------------------------------
ASIA EQUITY FUND
Michael A.K. Koh                       0             0           6          988mm          2          391mm
Andrew Swan                            0             0           1          113mm          4           1.1B
Joshua Tay                             0             0           2          374mm          0            0

EMERGING MARKETS EQUITY FUND
Austin Forey                           2           339mm         6           3.4B          3           97mm

GREGORY A. MATTIKO                     0             0           0            0            9          593mm
ASHRAF EL ANSARY                       0             0           8           3.9B          1           85mm

INTREPID EUROPEAN FUND
AJAY GAMBHIR                           0             0           9           2.9B          0            0
JOHN BAKER                             0             0           8           3.2B          0            0

INTERNATIONAL EQUITY FUND
James Fisher                           8            8.8B         9           6.1B         39          10.9B
Thomas Murray                          1           213mm         0            0            4          871mm

INTERNATIONAL GROWTH FUND
Andrew Orchard                         1            37mm         1           51mm          8           1.3B
Shane Duffy                            0             0           0            0            2           83mm

INTERNATIONAL OPPORTUNITIES FUND
Jeroen Huysinga                        2           192mm         8           2.8B         15           2.8B
Nigel F. Emmett                        6            2.4B         8           2.6B         83          12.4B
Pavlos M. Alexandrakis                 4           660mm         8           1.9B         54            7B

INTERNATIONAL SMALL CAP EQUITY
Howard Williams                        0             0           1           1.5B          2          159mm
Sandeep Bhargava                       0             0           2          878mm          5           62mm

INTERNATIONAL VALUE FUND
Nigel F. Emmett                        6            2.4B         8           2.6B         83          12.4B
Gerd Woort-Menker                      2           439mm         0            0            4          683mm
Pavlos M. Alexandrakis                 4           699mm         8           1.9B         54            7B

INTREPID INTERNATIONAL FUND
Sandeep Bhargava                       0             0           2          878mm          5          223mm
Howard Williams                        0             0           1           1.5B          2          159mm

JAPAN FUND
Stuart Cox                             0             0           4          344mm          0            0
Stephen Mitchell                       0             0           2           1.5B          5           2.4B

                                                     PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                   ---------------------------------------------------------------------------
                                    REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                          COMPANIES                 VEHICLES               OTHER ACCOUNTS
                                   ---------------------------------------------------------------------------
                                                  TOTAL                     TOTAL                     TOTAL
                                   NUMBER OF     ASSETS      NUMBER OF     ASSETS      NUMBER OF     ASSETS
                                   ACCOUNTS    ($MILLIONS)   ACCOUNTS    ($MILLIONS)   ACCOUNTS    ($MILLIONS)
--------------------------------------------------------------------------------------------------------------
ASIA EQUITY FUND
Michael A.K. Koh                       0           0             1           9mm          0            0
Andrew Swan                            0           0             0            0           0            0
Joshua Tay                             0           0             0            0           0            0

EMERGING MARKETS EQUITY FUND
AUSTIN FOREY                           0           0             2          536mm         0            0
Gregory A. Mattiko                     0           0             0            0           0            0

Ashraf El Ansary                       0           0             0            0           1           85mm

INTREPID EUROPEAN FUND
Ajay Gambhir                           0           0             1          32mm          0            0
JOHN BAKER                             0           0             1          32mm          0            0

INTERNATIONAL EQUITY FUND
James Fisher                           0           0             0            0           6           1.5B
Thomas Murray                          0           0             0            0           0            0

INTERNATIONAL GROWTH FUND
Andrew Orchard                         0           0             0            0           0            0
Shane Duffy                            0           0             0            0           0            0

INTERNATIONAL OPPORTUNITIES FUND
Jeroen Huysinga                        0           0             0            0           3           1.5B
Nigel F. Emmett                        0           0             0            0           0            0
Pavlos M. Alexandrakis                 0           0             0            0           0            0

INTERNATIONAL SMALL CAP EQUITY
Howard Williams                        0           0             0            0           0            0
Sandeep Bhargava                       0           0             0            0           0            0

INTERNATIONAL VALUE FUND
Nigel F. Emmett                        0           0             0            0           0            0
Gerd Woort-Menker                      0           0             0            0           0            0
Pavlos M. Alexandrakis                 0           0             0            0           0            0

INTREPID INTERNATIONAL FUND
Sandeep Bhargava                       0           0             0            0           0            0
Howard Williams                        0           0             0            0           0            0

JAPAN FUND
Stuart Cox                             0           0             0            0           0            0
Stephen Mitchell                       0           0             0            0           0            0

                         POTENTIAL CONFLICTS OF INTEREST

          The chart above shows the number, type and market value as of October 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

          Responsibility for managing the Adviser's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

          The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

          As an internal policy matter, the Adviser may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

          The Adviser and/or its affiliates serve as advisor to the Funds, to the JPMorgan SmartRetirement Funds (collectively, the "JPMorgan SmartRetirement Funds") and to the JPMorgan Investor Funds (collectively, the "Investor Funds"). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because the Adviser and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a JPMorgan SmartRetirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund's expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

          The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures designed to manage the conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers' Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

          Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

          Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

          JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of JPMIM's business as a whole.

          Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

          Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

                             OWNERSHIP OF SECURITIES

                                                           DOLLAR RANGE OF SHARES IN THE FUND
                                                             $1 -     $10,001   $50,001 -     OVER
FUND                                NAME            NONE   $10,000   -$50,000    $100,000   $100,000
----                                ----            ----   -------   --------   ---------   --------
ASIA EQUITY FUND           Michael A.K. Koh           X
                           Andrew Swan                X
                           Joshua Tay                 X

EMERGING MARKETS EQUITY    Austin Forey               X
FUND                       Gregory A. Mattiko         X
                           Ashraf El Ansary           X

INTREPID EUROPEAN FUND     Ajay Gambhir               X
                           John Baker                 X

INTERNATIONAL EQUITY       James Fisher               X
FUND                       Thomas Murray              X

INTERNATIONAL GROWTH       Andrew Orchard             X
FUND                       Shane Duffy                X

INTERNATIONAL              Jeroen Huysinga            X
OPPORTUNITIES FUND         Nigel F. Emmett                    X

                                                           DOLLAR RANGE OF SHARES IN THE FUND
                                                             $1 -     $10,001   $50,001 -     OVER
FUND                                NAME            NONE   $10,000   -$50,000    $100,000   $100,000
----                                ----            ----   -------   --------   ---------   --------
                           Pavlos M. Alexandrakis     X

INTERNATIONAL SMALL CAP    Howard Williams            X
EQUITY FUND                Sandeep Bhargava           X

INTERNATIONAL VALUE FUND   Nigel F. Emmett            X
                           Gerd Woort-Menker          X
                           Pavlos M. Alexandrakis     X

INTREPID INTERNATIONAL     Sandeep Bhargava           X
FUND                       Howard Williams            X

JAPAN FUND                 Stuart Cox                 X
                           Stephen Mitchell           X

                                  ADMINISTRATOR

          Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase,and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

          Pursuant to the Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds and furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Inc. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Funds.

          Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

          The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

          In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the series of JPMorgan funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan

SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex, including the series of the former One Group Mutual Funds.

          From September 10, 2001 to February 19, 2005, pursuant to the administration between Trusts and the Predecessor Trusts, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Predecessor Administration Agreements"), JPMorgan Chase Bank was the administrator of the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Predecessor Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

          The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                                     FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                          10/31/03                10/31/04                10/31/05
                                   ---------------------------------------------------------------------
                                   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
                                   ------------   ------   ------------   ------   ------------   ------
Asia Equity Fund                       $ 43        $ (43)     $   67       $ (67)     $   54       $ (24)
Emerging Markets Equity Fund            102         (102)        112        (112)        153         (17)
Intrepid European Fund                   87          (87)        144        (144)        158         (67)
International Equity Fund               753         (261)      1,582        (590)      2,640        (279)
International Growth Fund                 5           (5)          6          (6)          6          (5)
International Value Fund                 61          (61)         68         (68)         81         (31)
Japan Fund                                2           (2)         32         (15)         93         (10)
International Opportunities Fund        302         (159)        272        (109)        222         (30)
Intrepid International Fund            $202         (192)     $  218        (218)     $  168         (89)

                                   DISTRIBUTOR

          Effective February 19, 2005, JPMDS serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

          Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

          Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.

          The following table describes the compensation to the principal underwriter, JPMDS, for the period from February 19, 2005 until October 31, 2005.

                                           NET         COMPENSATION
                                       UNDERWRITING   ON REDEMPTIONS
                                      DISCOUNTS AND         AND         BROKERAGE         OTHER
FUND                                   COMMISSIONS    REPURCHASES(1)   COMMISSIONS   COMPENSATION(1)
----------------------------------------------------------------------------------------------------
Asia Equity Fund                           1,623              --             80            2,825
Emerging Markets Equity Fund              11,151           4,749            846           18,398
Intrepid European Fund                    14,224          17,005             46          146,446
International Growth Fund                    (92)             --             --           11,831
International Value Fund                   3,166           1,497              4            8,795
Japan Fund                                35,057           5,399          2,815          161,022
International Opportunities Fund             460           2,079            187           21,051
International Small Cap Equity Fund           --              --             --               --
International Equity Fund                 21,446          28,904            604          467,140
Intrepid International Fund                  171              --             --               --

                                DISTRIBUTION PLAN

          The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

          JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

          Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets, and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

          No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

          Some payments under the Distribution Plan may be used to compensate broker-dealers in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Such payments on Class A Shares will be paid to broker-dealers immediately, and on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

          Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

          The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

          The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of shares of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

          The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trusts with respect to the classes of Shares specified above.

          The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                                     FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                                      10/31/03                10/31/04                10/31/05
----                               ---------------------   ---------------------   ---------------------
                                   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
                                   ------------   ------   ------------   ------   ------------   ------
ASIA EQUITY FUND
       Class A Shares                   $ 2         $--         $ 6         $(2)       $  3         $--
       Class B Shares                     1          --           4          (1)         --          --
EMERGING MARKETS EQUITY FUND
       Class A Shares                    --^         --           ^          --          11          --
       Class B Shares                     1          --           ^          --          10          --
INTREPID EUROPEAN FUND
       Class A Shares                    69          --          78          --          90          --
       Class B Shares                    76          --          86          --          98          --
       Class C Shares                    20          --          23          --          26          --
INTERNATIONAL EQUITY FUND
       Class A Shares*                    9          --          --^         --         284          --
       Class B Shares*                    1          --          --^         --          66          --
       Class C Shares**                   2          --          --          --         138          --
INTERNATIONAL GROWTH FUND
       Class A Shares                     7          --           7          (3)         10          --
       Class B Shares                     5          --           6          (1)          7          --
INTERNATIONAL OPPORTUNITIES FUND
       Class A Shares                    27          --          45          --          25          --
       Class B Shares                     9          --          17          --           8          --
INTERNATIONAL VALUE FUND
       Class A Shares                     1          --          --^         --           4          --
       Class B Shares                     1          --          --^         --           6          --
JAPAN FUND
       Class A Shares                     3          (3)          2          (2)        198          --
       Class B Shares                     1          --           1          --           9          --
INTREPID INTERNATIONAL FUND
       Class A Shares                    16          --          14          --           9          --
       Class B Shares                     ^          --          --          --          --          --
       Class C Shares                     ^          --          --          --          --          --

^    Amount rounds to less than one thousand.

*    The class commenced operations on 2/28/02.

**   The class commenced operations on 1/31/03.

                                    CUSTODIAN

          Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund (other than the International Growth Fund) and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

          For fund accounting services, each Fund, except the Emerging Markets Equity Fund and the International Growth Fund, pays to JPMorgan Chase Bank the higher of the (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.02% of the first $10 billion and 0.0175% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

          For fund accounting services, the Emerging Markets Equity Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $40,000.

          In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

          JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

          Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston MA 02116, served as the custodian and fund accountant for the International Growth Fund. In its roles as custodian and fund accountant, respectively, of the International Growth Fund, IBT is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. On or about March 25, 2005, JPMorgan Chase Bank became the custodian and fund accountant for the International Growth Fund. At that time, the International Growth Fund began paying fees to JPMorgan Chase Bank under the fund accounting fee schedule for international funds (except Emerging Markets Equity Fund) and the custody fee scheduled, both of which are as described above.

                            SECURITIES LENDING AGENT

          JPMorgan Chase Bank serves as the securities lending agent for the International Value, Japan, Emerging Markets Equity, International Opportunities, European and International Equity Funds. The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

          The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

          Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.

          JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended October 31, 2005, JPMorgan Chase Bank received fees of $ 469,268 for the Funds in this Statement of Additional Information.

          Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT

          Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

          Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING

     The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

          "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information;
(f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

          "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

          Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).

Select Class, Class A, Class B and Class C   0.25%
Institutional Class                          0.10%
R Class                                      0.05%

          Prior to July 21, 2003, the Japan Fund did not pay shareholder servicing fees for the Class A Shares. Ultra Shares do not pay shareholder servicing fees.

          To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

          JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

          The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

          Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.

          The table below sets forth the fees paid or accrued to JPMorgan Chase Bank and JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                        10/31/03            10/31/04            10/31/05
                                   -----------------   -----------------   -----------------
                                     PAID/              PAID/               PAID/
                                    ACCRUED   WAIVED   ACCRUED    WAIVED   ACCRUED    WAIVED
                                    -------   ------   -------   -------   -------   -------
ASIA EQUITY FUND
Class A Shares                       $    1   $  (1)    $    1   $    (1)   $    3   $    (1)
Class B Shares                           --^     --^        --^       --^       --        --
Institutional Shares**                    8      (6)        18        (4)       14        (2)
Select Shares                            48      --         66        (1)       79        (3)
EMERGING MARKETS
EQUITY FUND
Class A Shares                           --^     --^         2        (2)       10        (2)
Class B Shares                           --^     --^        --^       --^        3        --^
Institutional Shares                     50     (49)        50       (43)       58       (30)
Select Shares                            47     (22)        60       (10)      172        (2)
INTREPID EUROPEAN FUND
Class A Shares                           37      (9)        87        (7)       90        --
Class B Shares                           25      --         31        --        33        --
Class C Shares                            7      --          8        --         9        --
Institutional Shares                      8      (8)        28       (28)       40       (35)
Select Shares                            24      (1)        45        --       105        --
INTERNATIONAL EQUITY
FUND
Class A Shares*                           9      (9)        99       (55)      284      (177)
Class B Shares*                          --^     --          1        (1)       22        (1)
Class C Shares**                          1      (1)        12        (7)       46        (4)
Select Shares                         1,245    (767)     2,525    (1,684)    5,391    (3,465)
R Class Shares***                        --      --         --        --        --        --
INTERNATIONAL GROWTH FUND
Class A Shares                            7      (7)         9        (9)       10        (9)
Class B Shares                            2      (2)         2        (2)        2        (2)
INTERNATIONAL OPPORTUNITIES FUND
Class A Shares                           27     (24)    $   30   $   (15)       25        (3)
Class B Shares                            3      (3)         3        (2)        3        --^
Institutional Shares                    162    (118)       134      (103)      100       (77)
Select Shares                            68     (16)        86        (4)      180        --
INTERNATIONAL VALUE FUND
Class A Shares                           --^     --         --^        --        4        (1)
Class B Shares                            1      (1)         1        (1)        2        --^
Institutional Shares                     25     (25)        28       (28)       34       (32)
Select Shares                            40      (5)        43        --        83        --
JAPAN FUND
Class A Shares                            2      (2)        51       (50)      198       (77)
Class B Shares                           --^     --          2        (1)        3        --
INTREPID INTERNATIONAL FUND
Class A Shares                                                                  10        --
Class C Shares                                                                  --        --
Institutional Shares                                                           135      (135)
Select Shares

^    Amount rounds to less than one thousand.

*    The class commenced operations on 2/28/02.

**   The class commenced operations on 1/31/03.

*** As of 10/31/05, R Class Shares of International Equity Fund had not commenced operations.

          Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

          For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

          JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

          JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts as permitted by law and as described in the JPMorgan Funds Privacy Policy provided with your Prospectus, and also available on the JPMorgan Funds website at www.jpmorganfunds.com.

                                    EXPENSES

          The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          JPMorgan Chase Bank, JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

          The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

          Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

          Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

          The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

          JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

          Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge ("CDSC").

          Revenue sharing payments are usually structured in one of three ways:
(i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended October 31, 2005, JPMIM and JPMDS paid approximately $92,983,875 for all of the JPMorgan Funds pursuant to their revenue sharing arrangements.


          FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively "Qualifying Funds") may receive a finder's fee.

With respect to sales of the Funds prior to August 1, 2006, such fees are paid in accordance with the following schedule:



AMOUNT OF PURCHASES         FINDER'S FEES
$1,000,000 - $2,499,999*    1.00%

$2,500,000 - $9,999,999     0.75%
$10,000,000 - $49,999,999   0.50%
$50,000,000 or more         0.20%



* If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to an International Fund is less than $1,000,000, the Financial Intermediary will receive a Finder's Fee equal to 1.00% of the sale of the Class A Shares of an International Fund. The Finder's Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          With respect to sales of the Funds on or after August 1, 2006, such fees are paid in accordance with the following schedule:



AMOUNT OF PURCHASES         FINDER'S FEES
$1,000,000 - $3,999,999*    1.00%
$4,000,000 - $9,999,999     0.75%
$10,000,000 - $49,999,999   0.50%
$50,000,000 or more         0.25%



* If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to an International Fund is less than $1,000,000, the Financial Intermediary will receive a Finder's Fee equal to 1.00% of the sale of the Class A Shares of an International Fund. The Finder's Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.


          The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

          JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

          JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Financial Intermediaries.

                                  TRUST COUNSEL

          The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

          The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

          An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

          The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied in accordance with policies and procedures approved by the Board of Trustees.

          Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

          Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

          EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

          Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

          (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

          (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

          If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

          For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

          For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

          Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

          ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

          If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Funds within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

          The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


          The Funds may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.


          The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

          Investors may incur a fee if they effect transactions through a Financial Intermediary.

          REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Funds purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. The day after your purchase order is accepted (i.e. trade date plus 1) is considered the first day for the purposes of calculating the 60 day holding period. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

          The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

          For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

          CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

          APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND AND JPMORGAN SMARTRETIREMENT FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund and JPMorgan SmartRetirement 2040 Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

          Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

          Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

          The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

          Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

          Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below, that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

          For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

          Futures, options and other derivatives are valued on the basis of available market quotations.

          Securities of other open-end investment companies are valued at their respective NAVs.

          Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

          Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from the Funds' management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

          On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

          Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

          Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

          Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

          On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

          If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

                                   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                        10/31/03           10/31/04             10/31/05
                                   -----------------   -----------------   -----------------
ASIA EQUITY FUND
Total Brokerage Commissions            $  242,745          $  358,945          $  227
Brokerage Commissions to
Affiliated Broker/Dealer                   23,687              30,064              18

EMERGING MARKETS EQUITY FUND
Total Brokerage Commissions               283,288             459,320           1,086
Brokerage Commissions to
Affiliated Broker/Dealer                      307                 205              --

INTREPID EUROPEAN FUND
Total Brokerage Commissions             1,626,011           1,451,510           1,357
Brokerage Commissions to
Affiliated Broker/Dealer                   24,213                 334              --

INTERNATIONAL EQUITY FUND
Total Brokerage Commissions               367,410             586,595             683
Brokerage Commissions to
Affiliated Broker/Dealer                       --                  --              --

INTERNATIONAL GROWTH FUND
Total Brokerage Commissions             1,156,301               5,585               2
Brokerage Commissions to
Affiliated Broker/Dealer                       --                  --              --

INTERNATIONAL OPPORTUNITIES FUND
Total Brokerage Commissions               686,238          $  570,298             479
Brokerage Commissions to
Affiliated Broker/Dealer                       --                  --              --

INTERNATIONAL VALUE FUND
Total Brokerage Commissions               204,592             160,254             193
Brokerage Commissions to
Affiliated Broker/Dealer                       --                  --               2

JAPAN FUND
Total Brokerage Commissions                37,206             339,939             526
Brokerage Commissions to
Affiliated Broker/Dealer                       --                 866               2

INTREPID INTERNATIONAL FUND
Total Brokerage Commissions                    --                  --             349
Brokerage Commissions to
Affiliated Broker/Dealer                       --                  --              --

SECURITIES OF REGULAR BROKER-DEALERS

          As of October 31, 2005, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (in thousands):

                                                                    VALUE OF SECURITIES
FUND                                    NAME OF BROKER-DEALER           OWNED (000'S)
--------------------------------   ------------------------------   -------------------
Asia Equity Fund                        HSBC Securities Inc.                2,482
Emerging Markets Equity Fund                     n/a
International Equity Fund                 Deutsche Bank AG                 23,376
                                        HSBC Securities Inc.              103,195
                                            ABN AMRO Inc.                  33,341
                                        Barclays Capital Inc.              43,778
                                    Royal Bank of Scotland Group           38,345
                                     UBS Financial Services Inc.           70,245
                                     Bank of America Corporation           95,000
                                      Goldman Sachs and Company            50,000

International Growth Fund               HSBC Securities Inc.                   69
                                        Barclays Capital Inc.                  49
                                     UBS Financial Services Inc.               84

International Opportunities Fund        Barclays Capital Inc.               1,719
                                   Credit Suisse First Boston LLC           1,520
                                      Goldman Sachs and Company             2,400
                                        HSBC Securities Inc.                2,299
                                    Royal Bank of Scotland Group            4,068
                                     UBS Financial Services Inc.            4,510

International Value Fund                Barclays Capital Inc.               2,232
                                   Credit Suisse First Boston LLC           1,300
                                      Goldman Sachs and Company             1,000
                                        HSBC Securities Inc.                3,921
                                    Royal Bank of Scotland Group            1,981
                                    UBS Financial Services Group            1,500

Intrepid European Fund                      ABN AMRO Inc.                   2,500
                                   Credit Suisse First Boston LLC           3,672
                                     UBS Financial Services Inc.              499
                                          Deutsche Bank AG                  4,631
                                        Barclays Capital Inc.               3,164
                                        HSBC Securities Inc.                4,149
                                      Goldman Sachs and Company             2,000

Intrepid International Fund          UBS Financial Services Inc.            1,815
                                        Barclays Capital Inc.               1,277
                                        HSBC Securities Inc.                1,733
                                    Royal Bank of Scotland Group            3,078

Japan Fund                         Credit Suisse First Boston LLC           4,395
                                     UBS Financial Services Inc.              899
                                           Bank of America                  4,590
                                      Goldman Sachs and Company             3,900

          Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

          Under JPMIM's policy, "soft dollar" services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. Effective February 19, 2005, the Funds stopped participating in soft dollar arrangements for market data services and third-party research. However, the Funds continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure.

                                 DELAWARE TRUST

          JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

          Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

          The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

          The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

          The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

          The Trust is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by the Trust of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.

                              DESCRIPTION OF SHARES

          The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

          Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

          The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

          The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

          The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

          The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

          Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

          In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more "qualified publicly traded partnerships" as such term is defined in the Code.

          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income in the case of individual shareholders, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

          CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds had the following capital loss carryforwards as of the fiscal year ended October 31, 2005.

                                                CAPITAL
                                                  LOSS
CAPITAL LOSS CARRYOVER                         CARRYOVER      EXPIRES
--------------------------------               ---------    ----------
EMERGING MARKETS EQUITY                         (33,592)    10/31/2006
                                                (28,177)    10/31/2007
                                                 (2,888)    10/31/2008
                                                (12,744)    10/31/2009
                                                 (5,297)    10/31/2010
                                               --------
                                   Remaining    (82,698)*
                                               ========

INTERNATIONAL GROWTH FUND                          (575)    10/31/2010
                                                   (257)    10/31/2011
                                               --------
                                   Remaining       (832)
                                               ========

INTERNATIONAL OPPORTUNITIES FUND                 (2,543)    10/31/2008
                                                (36,137)    10/31/2009
                                                (49,498)    10/31/2010
                                                (15,833)    10/31/2011
                                               --------

                                   Remaining   (104,011)**
                                               ========

INTERNATIONAL VALUE FUND                        (20,410)    10/31/2009
                                               --------
                                   Remaining    (20,410)
                                               ========

INTREPID INTERNATIONAL FUND                      (2,946)    10/31/2010
                                                (17,193)    10/31/2011
                                               --------
                                   Remaining    (20,139)
                                               ========

* The Emerging Markets Equity Fund capital loss carryover includes $3,984 (amount in thousands) of losses acquired from J.P. Morgan Emerging Markets Equity Fund and may be limited under Code Sections 381-384.

** The International Opportunities Fund capital loss carryover includes $2,678 (amount in thousands) of losses acquired from J.P. Morgan Global 50 Fund and may be limited under Code Sections 381-384.

          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax will be imposed on a regulated investment company if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and any retained amount from a prior year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

          Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

          FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

          Some of the funds may enter into derivative transactions in futures contracts, options swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to each Fund, defer losses to each Fund, cause adjustments in the holding periods of each Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of these types of transactions may result in that Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

          Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

          Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

          Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

          ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

          Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

          In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

          Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

          FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not properly designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

          Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

          Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and properly designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

          Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

          Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of a Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

          In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

          BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

          FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, properly designated interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid during taxable years of the Fund beginning prior to January 1, 2008 and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

          In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

          Distributions paid (or deemed paid) to foreign shareholders on or before December 31, 2007 by a Fund that are attributable to gain from "US real property interests" ("USRPIs") which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITS, will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

          FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign corporations, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

          If a Fund makes this election, each shareholder will be required to
(i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

          A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

          STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

          Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

          Tax Shelter Disclosure. If a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             ADDITIONAL INFORMATION

          As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

          Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.


          PRINCIPAL HOLDERS. As of June 30, 2006, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:



ASIA EQUITY FUND

A SHARES                           BROWN BROTHERS HARRIMAN & CO           10.12
                                   CUSTODIAN
                                   525 WASHINGTON BLVD
                                   JERSEY CITY NJ 07310-1692

INSTITUTIONAL SHARES               JPMORGAN CHASE BANK                    53.30
                                   ATTN: FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JP MORGAN CHASE BANK AS AGENT FOR       5.82
                                   MARX ENTERPRISES LLC CUST
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE 19713-2107

SELECT SHARES                      BALSA & CO                             7.43
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   7-2 JIP-138
                                   DALLAS TX 75254-2942

                                   STRAFE & CO                            56.77
                                   BOIA-ONE GROUP OPERATIONS
                                   1111 POLARIS PARKWAY
                                   PO BOX 711234
                                   COLUMBUS OH 43271-0001

EMERGING MARKETS EQUITY FUND

A SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         7.64
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION

                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

B SHARES                           MLPF&S FOR THE SOLE BENEFIT OF          6.26
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

C SHARES                           CITIGROUP GLOBAL MARKETS INC.           6.05
                                   333 WEST 34TH STREET - 3RD FLOOR
                                   NEW YORK NY 10001-2402

                                   CITIGROUP GLOBAL MARKETS INC.           5.61
                                   333 WEST 34TH STREET - 3RD FLOOR
                                   NEW YORK NY 10001-2402

                                   CITIGROUP GLOBAL MARKETS INC.           5.77
                                   333 WEST 34TH STREET - 3RD FLOOR
                                   NEW YORK NY 10001-2402

                                   MLPF&S FOR THE SOLE BENEFIT OF         12.91
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   MORGAN STANLEY DW                       9.73
                                   ATTN: MUTUAL FUND OPERATIONS
                                   HARBORSIDE FINANCIAL CENTER
                                   PLAZA TWO FL 2
                                   JERSEY CITY NJ 07311

INSTITUTIONAL SHARES               JPMIM LONDON AS AGENT FOR              49.13
                                   EVANGELICAL LUTHERAN CH IN AMERICA
                                   ATTN: JAMES R SNOW
                                   C/O J P MORGAN & CO INC VIA POUCH
                                   60 WALL ST
                                   NEW YORK NY 10005-2836

                                   JP MORGAN CHASE BANK AS AGENT FOR      11.11

                                   CORNELL MEDICAL BENEFITS TRUST
                                   ATTN: SPECIAL PRODUCTS 2 OPS/3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   SETON HALL UNIVERSITY                  10.53
                                   CRAIG BECKER ASST VP OF FINANCE
                                   BAYLEY HALL CONTROLLERS DEPT
                                   400 W SOUTH ORANGE AVE
                                   SOUTH ORANGE NJ 07079

SELECT SHARES                      CITIGROUP GLOBAL MARKETS INC.          12.21
                                   BOOK ENTRY ACCOUNT
                                   ATTN: MATT MAESTRI
                                   333 WEST 34TH ST
                                   7TH FL MUTUAL FUNDS DEPT
                                   NEW YORK NY 10001-2402

                                   STRAFE & CO                            76.08
                                   BOIA-ONE GROUP OPERATIONS
                                   1111 POLARIS PARKWAY
                                   PO BOX 711234
                                   COLUMBUS OH 43271-0001
INTERNATIONAL EQUITY FUND

A SHARES                           COLUMBIA MANAGMENT ADVISORS INC         5.81
                                   ATTN JIM MARIN
                                   245 SUMMER ST FL 3 MAIL STOP 11603H
                                   BOSTON MA 02210-1133

                                   MLPF&S FOR THE SOLE BENEFIT OF         25.65
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   MORGAN STANLEY DW                      13.12
                                   ATTN: MUTUAL FUND OPERATIONS
                                   HARBORSIDE FINANCIAL CENTER
                                   PLAZA TWO FL 2
                                   JERSEY CITY NJ 07311

B SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         19.08
                                   ITS CUSTOMERS

                                   ATTN FUND ADMINISTRATION
                                   SEC# 97B00
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   MORGAN STANLEY DW                       6.38
                                   ATTN: MUTUAL FUND OPERATIONS
                                   HARBORSIDE FINANCIAL CENTER
                                   PLAZA TWO FL 2
                                   JERSEY CITY NJ 07311

C SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         65.56
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FLR
                                   JACKSONVILLE FL 32246-6484

R SHARES                           JPMIM AS AGENT FOR                      6.20
                                   JPMORGAN SMART RETIREMENT INCOME
                                   2015 FUND
                                   ATTN KIM CATINO KARINA VOLVOVSKY
                                   522 5TH AVE # NY1-M198
                                   NEW YORK NY 10036-7601

                                   JPMIM AS AGENT FOR                     24.02
                                   JPMORGAN SMART RETIREMENT INCOME
                                   2020 FUND
                                   ATTN KIM CATINO/KARINA VOLVOVSKY
                                   522 5TH AVE # NY1-M198
                                   NEW YORK NY 10036-7601

                                   JPMIM AS AGENT FOR                     33.72
                                   JPMORGAN SMART RETIREMENT INCOME
                                   2040 FUND
                                   ATTN KIM CATINO/KARINA VOLVOVSKY
                                   522 5TH AVE # NY1-M198
                                   NEW YORK NY 10036-7601

                                   JPMIM AS AGENT FOR                     33.01
                                   JPMORGAN SMARTRETIREMENT INCOME
                                   2030 FUND
                                   ATTN KIM CATINO/KARINA VOLVOVSKY
                                   522 5TH AVE # NY1-M198
                                   NEW YORK NY 10036-7601

SELECT SHARES                      BALSA & CO REBATE ACCOUNT               5.04
                                   MUTUAL FUNDS UNIT
                                   PO BOX 2558

                                   HOUSTON TX 77252-2558

                                   STRAFE & CO                            25.54
                                   BOIA-ONE GROUP OPERATIONS
                                   1111 POLARIS PARKWAY
                                   PO BOX 711234
                                   COLUMBUS OH 43271-0001

                                   STRAFE & CO                            66.33
                                   BOIA-ONE GROUP OPERATIONS
                                   1111 POLARIS PARKWAY
                                   PO BOX 711234
                                   COLUMBUS OH 43271-0001

JPM INTERNATIONAL GROWTH FUND

A SHARES                           JP MORGAN INVESTMENT MGMT             100.00
                                   ATTN BEVERLY HOYNG
                                   1111 POLARIS PARKWAY STE 2F
                                   COLUMBUS OH 43240-2050

B SHARES                           JP MORGAN INVESTMENT MGMT              99.99
                                   ATTN BEVERLY HOYNG
                                   1111 POLARIS PARKWAY STE 2F
                                   COLUMBUS OH 43240-2050

INTERNATIONAL OPPORTUNITIES FUND

A SHARES                           CHARLES SCHWAB & CO INC                 9.24
                                   REINVEST ACCOUNT
                                   ATTN: MUTUAL FUNDS DEPT
                                   101 MONTGOMERY STREET
                                   SAN FRANCISCO CA 94104-4122

INSTITUTIONAL SHARES               JPMIM AS AGENT FOR                      6.27
                                   JPMORGAN SMART RETIREMENT INCOME
                                   2020 FUND
                                   ATTN KIM CATINO/KARINA VOLVOVSKY
                                   522 5TH AVE # NY1-M198
                                   NEW YORK NY 10036-7601

                                   JPMIM AS AGENT FOR                      8.78
                                   JPMORGAN SMART RETIREMENT INCOME

                                   2040 FUND
                                   ATTN KIM CATINO/KARINA VOLVOVSKY
                                   522 5TH AVE # NY1-M198
                                   NEW YORK NY 10036-7601

                                   JPMIM AS AGENT FOR                      8.61
                                   JPMORGAN SMARTRETIREMENT INCOME
                                   2030 FUND
                                   ATTN KIM CATINO/KARINA VOLVOVSKY
                                   522 5TH AVE # NY1-M198
                                   NEW YORK NY 10036-7601

                                   JPMIM AS AGENT FOR CORNELL U PLAN A     5.54
                                   ATTN JAY MINCHILLI
                                   522 5TH AVE
                                   NEW YORK NY 10036-7601

                                   JP MORGAN CHASE BANK AS AGENT FOR      15.23
                                   CORNELL MEDICAL BENEFITS TRUST
                                   ATTN: SPECIAL PRODUCTS 2 OPS/3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JP MORGAN CHASE BANK AS AGENT FOR       6.75
                                   VLASIC INVESTMENT
                                   ATTN SPECIAL PRODUCTS 2/OPS3
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE 19713-2107

                                   JPMORGAN TRUST CO NA                   14.92
                                   JKC INVESTMENT TRUST
                                   ATTN FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

SELECT SHARES                      NFS LLC FBO                            12.11
                                   NORTHERN TRUST CO
                                   PO BOX 92956
                                   CHICAGO IL 60675-2956

INTERNATIONAL VALUE FUND

A SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         30.69
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION

                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

B SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         18.61
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

INSTITUTIONAL SHARES               CHARLES SCHWAB & CO INC                 5.43
                                   SPECIAL CUSTODY ACCOUNT FOR
                                   BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   JPMORGAN CHASE BANK                     9.61
                                   THE GEORGE D. SMITH JR. REV TRUST
                                   ATTN: FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN TRUST CO OF DE                13.50
                                   AS AGENT FOR
                                   JOHN F SHEA FAMILY TRUST
                                   ATTN SPECAIL PRODUCTS 1/OPS 3
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE 19713-2107

                                   NFS LLC FBO                            20.44
                                   FIIOC AGENT FBO
                                   QUALIFIED EMPLOYEE
                                   PLANS 401K FINOPS-IC FUNDS
                                   100 MAGELLAN WAY # KW1C
                                   COVINGTON KY 41015-1987

                                   NFS LLC FBO                            25.75
                                   NORTHERN TRUST CO
                                   PO BOX 92956
                                   CHICAGO IL 60675-2956

SELECT SHARES                      STRAFE & CO                            77.10
                                   BOIA-ONE GROUP OPERATIONS
                                   1111 POLARIS PARKWAY
                                   PO BOX 711234
                                   COLUMBUS OH 43271-0001

INTREPID EUROPEAN FUND

A SHARES                           CHARLES SCHWAB & CO INC                20.17
                                   REINVEST ACCOUNT
                                   ATTN MUTUAL FUNDS DEPT
                                   101 MONTGOMERY ST FL 11
                                   SAN FRANCISCO CA 94104-4127

                                   MLPF&S FOR THE SOLE BENEFIT OF          6.78
                                   ITS CUSTOMERS
                                   ATTN  FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FLR
                                   JACKSONVILLE FL 32246-6484

B SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         11.74
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FLR
                                   JACKSONVILLE FL 32246-6484

C SHARES                           MLPF&S                                 25.65
                                   4800 DEER LAKE DR EAST 2ND FL
                                   JACKSONVILLE FL 32246-6484

                                   MORGAN STANLEY DW                       6.35
                                   ATTN: MUTUAL FUND OPERATIONS
                                   HARBORSIDE FINANCIAL CENTER
                                   PLAZA TWO FL 2
                                   JERSEY CITY NJ 07311

INSTITUTIONAL SHARES               BALSA & CO                              5.94
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   7 2 JIP 138
                                   DALLAS TX 75254

                                   JPMORGAN CHASE BANK                     6.10
                                   ATTN: FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN CHASE BANK                     5.11
                                   ROY M HUFFINGTON-EQUITY FUND
                                   ATTN FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN-CHASE BANK                     5.31
                                   HOJEL INTERESTS LP - INTERNATIONAL
                                   ATTN: FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN-CHASE BANK                     8.45
                                   M I P - INTERNATIONAL EQUITY
                                   ATTN: FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JP MORGAN CHASE BANK AS AGENT FOR       5.38
                                   ASA GENT FOR COLESTE CHAN FAMILY
                                   TRUST
                                   ATTN: SPECIAL PRODUCTS 2 OPS/3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN TRUST CO NA                   12.78
                                   VAN ANDEL INSTITUTE
                                   ATTN: FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

INTREPID INTERNATIONAL FUND

A SHARES                           JPMORGAN TRUST CO NA                   17.95
                                   THE PHANSTIEL TRUST U/A/D 02/05/02
                                   ATTN: FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

C SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         59.13
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   NFS LLC FEBO                            5.65
                                   STEVEN STOUT
                                   TOD DTD 03/20/2006
                                   2300 HARMON RD
                                   AUBURN HILLS MI 48326-1714

INSTITUTIONAL SHARES               BALSA & CO                             18.12
                                   REBATE ACCOUNT
                                   MUTUAL FUNDS UNIT 16 HCB 340
                                   PO BOX 2558
                                   HOUSTON TX 77252-2558

                                   BALSA & CO REBATE ACCOUNT               9.94
                                   MUTUAL FUNDS UNIT 16 HCB 340
                                   PO BOX 2558
                                   HOUSTON TX 77252-2558

                                   JPMORGAN CHASE BANK                     7.12
                                   W R KENAN JR CHARITABLE TRUST
                                   ATTN: FUND OPERATIONS 3/OPS3
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

SELECT SHARES                      STRAFE & CO                            69.96
                                   BOIA-ONE GROUP OPERATIONS
                                   1111 POLARIS PARKWAY
                                   PO BOX 711234
                                   COLUMBUS OH 43271-0001

JAPAN FUND

A SHARES                           BALSA & CO                              5.42
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   7-2 JIP-138
                                   DALLAS TX 75254-2942

                                   BALSA & CO                             11.80
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   717 N HARWOOD ST
                                   3RD FLOOR TX1-2618
                                   DALLAS TX 75201-6538

                                   MERRILL LYNCH PIERCE FENNER & SMITH     6.14
                                   MUTUAL FUND OPERATIONS
                                   ATTN BOOK ENTRY
                                   4800 DEER LAKE DRIVE EAST 2ND FLR
                                   JACKSONVILLE FL 32246-6484

B SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         55.17
                                   ITS CUSTOMERS
                                   ATTN  FUND ADMINISTRATION
                                   4800 DEER LAKE DRIVE EAST 2ND FLR
                                   JACKSONVILLE FL 32246-6484

C SHARES                           MLPF&S FOR THE SOLE BENEFIT OF         19.53
                                   ITS CUSTOMERS
                                   ATTN  FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

SELECT SHARES                      STRAFE & CO                            67.21
                                   BOIA-ONE GROUP OPERATIONS
                                   1111 POLARIS PARKWAY
                                   PO BOX 711234
                                   COLUMBUS OH 43271-0001


* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a "controlling person" of such shares under the 1940 Act.

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

          The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended October 31, 2005 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

          The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

          Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------
"+" or "-"   may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR'         indicates that Fitch does not rate the issuer or issue in question.

Moody's Investors Service, Inc. ("Moody's")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited ("Dominion")

R-1         Prime Credit Quality

R-2         Adequate Credit Quality

R-3         Speculative

          All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)      Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
                (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R- Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this

R-1 (middle)    category differ from "R-1 (high)" credits to only a small
                degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)       Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);     Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);   within the three subset grades, debt protection ranges from
R-2 (low)       having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);     Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);   subset grades, the capacity for timely payment ranges from
R-3 (low)       mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

          Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

     CORPORATE AND MUNICIPAL BOND RATINGS

     INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

     SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


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C1   The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

     LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

     INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as


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     well.

     NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

          Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     CORPORATE SHORT-TERM DEBT RATINGS

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


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FITCH

     Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,  financial commitments is solely reliant upon sustained, favorable business
C or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their DD, prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

     BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are


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     also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are CC/C in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

     INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.


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Ba   Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

     SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

          These ratings represent Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

          Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

          An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

          An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.


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BB   Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

     INSURER FINANCIAL STRENGTH RATINGS

          A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

          The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.


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B    Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, Very Weak. Companies rated in any of these three categories are viewed as CC, very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, Distressed. These ratings are assigned to companies that have either failed DD, to make payments on their obligations in a timely manner, are deemed to be
D insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

     SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

          Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

          The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

          Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will


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be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1   Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2   Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3   Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


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c    Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

     PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality.
      Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.


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                            PART C: OTHER INFORMATION
Item 23. Exhibits

(a)(1) Certificate of trust dated November 12, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(2) Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(3) Amendment No. 1 dated February 15, 2005 to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(4) Amended Schedule B, dated May 18, 2006, to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number
          0001145443-06-002202).

(b) By-Laws dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(c) Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

(d)(1)    Amended and Restated Investment Advisory Agreement between the
          Trust and J.P. Morgan Investment Management Inc. (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number 0001047469-05-025419)

(d)(2) Form of Amended Schedule A to the Advisory Agreement (amended as of May 18, 2006). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number 0001145443-06-002202).

(d)(3) Investment Sub-Advisory Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 0001047469-05-027197).

(e)(1) Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(e) (2) Form of Amended Schedule B to the Distribution Agreement, amended as of May 18, 2006. Filed herewith.

(e) (3) Form of Amended Schedule C to the Distribution Agreement, amended as of May 18, 2006. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number 0001145443-06-002202).

(e) (4) Form of Amended Schedule D to the Distribution Agreement, amended as of May 18, 2006. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number
          0001145443-06-002202).

(e) (5) Form of Amended Schedule E to the Distribution Agreement, amended as of May 18, 2006. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number 0001145443-06-002202).

(e) (6) Form of Amended Schedule F to the Distribution Agreement, amended as of May 18, 2006. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number 0001145443-06-002202).

(f)       Not applicable.

(g)(1) Global Custody and Fund Accounting Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(g)(2) Form of Amendment to Global Custody and Fund Accounting Agreement, including Schedule A, dated May 1, 2006. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(g)(3) Form of Amended Schedule A to the Global Custody & Fund Accounting Agreement (amended as of May 18, 2006). Filed herewith.

(g)(4)    Custody Agreement for the JPMorgan Highbridge Statistical
          Market Neutral Fund Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(5) Fund Accounting Services Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(6) Form of Global Custody and Fund Accounting Agreement between JPMorgan Trust I on behalf of each of the JPMorgan SmartRetirement Funds, JPMorgan Funds Management, Inc., and JPMorgan Chase Bank, NA. Incorporatedherein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 3, 2006 (Accession Number 0001193125-06-098517).

(h)(1)(a) Administration Agreement, dated February 19, 2005 between the
          Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(1)(b) Form of Amendment, including amended Schedules A and B, dated May 1, 2006, to the Administration Agreement. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(h)(1)(c) Form of Amended Schedule B to the Administration Agreement (amended as of May 18, 2006). Filed herewith.

(h)(1)(d) Form of Administration Agreement for JPMorgan SmartRetirement Funds, effective May 5, 2006, between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 3, 2006 (Accession Number 0001193125-06-098517).

(h)(2)(a) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(2)(b) Form of Appendix A to the Transfer Agency Agreement (amended as of May 18, 2006). Filed herewith.

(h)(3)(a) Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(3)(b) Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of May 18, 2006). Filed herewith.

(h)(4) Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(h)(5)(a) Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(5)(b) Form of Fee Waiver Agreement. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(5)(c) Form of Fee Waiver Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement filing as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 0001477469-05-027197).

(h)(5)(d) Form of Fee Waiver Agreement for the JPMorgan Intrepid Long/Short Fund and JPMorgan Strategic Small Cap Value Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001477469-05-028229).

(h)(5)(e) Form of Fee Waiver Agreement for the JPMorgan SmartRetirement Funds. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(h)(5)(f) Form of Fee Waiver Agreement for the R Class shares of the JPMorgan Trust I funds listed on Schedule A. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 5, 2006. (Accession Number 0001047469-06-006557).

(h)(5)(g) Form of Fee Waiver Agreement for the C Class Shares of JPMorgan International Value Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number
          0001145443-06-002202).

(h)(6) Indemnification Agreement. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(i)       Opinion and Consent of Counsel. Filed herewith.

(j)(1)    Consent of Counsel. Filed herewith.

(j)(2) Consent of independent registered public accounting firm. Not applicable

(k)       Not applicable.

(l) Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m)(1) Combined Amended and Restated Distribution Plan. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective
          Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(m)(2) Schedule B to the Combined Amended and Restated Distribution Plan, amended as of May 18, 2006. Filed herewith.

(n)(1) Combined Amended and Restated Rule 18f-3 Multi-Class Plan, including Exhibit B, amended as of June 15, 2006. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number 0001145443-06-002202).

(o)       Reserved.

(p)       Codes of Ethics.

      (1) Code of Ethics of J.P. Morgan Mutual Fund Series. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (2) JPMIM Code of Ethics. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a) Powers of Attorney for the Trustees. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(99)(b) Power of Attorney for Suzanne E. Cioffi. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006 (Accession Number 0001145443-06-002202).

(99)(c) Power of Attorney for George Gatch. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant's Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See "Management of the Trust" in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 27. Principal Underwriter

(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. became the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds
JPMorgan Insurance Trust

(2) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

                           Positions and Offices
                           With JPMorgan Distribution
Name                       Services, Inc.                     Positions with Registrant
-----------------          --------------------------         -------------------------
George C.W. Gatch          Director                           President

Michael R. Machulski       Director, Vice President           None
                           & Treasurer

Robert L. Young            Director, Vice President           Senior Vice President

David J. Thorp, Jr.        Vice President                     None

James C. Berry             Vice President & Secretary         None

Nancy E. Fields            Vice President                     Assistant Secretary

Jessica K. Ditullio        Assistant Secretary                Assistant Secretary

Anthony J. Horan           Assistant Secretary                None

Euisun L. Lee              Assistant Secretary                None

Frank J. Drozek            Assistant Treasurer                None

Christopher J. Mohr        Assistant Treasurer                None

(c)     Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 245 Park Avenue, New York, NY 10167 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 245 Park Avenue, New York, New York 10167 (records relating to its functions as distributor).


JPMorgan Distribution Services, Inc., the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).


JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).


JPMorgan Funds Management, Inc., the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, JPMorgan Trust I, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 11th day of July, 2006.

                                               JPMORGAN TRUST I

                                             By:  George C.W. Gatch*
                                                  ----------------------------
                                                  George C.W. Gatch
                                                  President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on July 11, 2006.

Fergus Reid, III*                              Marilyn McCoy*
-------------------------                      ------------------------
Fergus Reid, III                               Marilyn McCoy
Trustee and Chairman                           Trustee

William J. Armstrong*                          William G. Morton*
-------------------------                      ------------------------
William J. Armstrong                           William G. Morton
Trustee                                        Trustee

Roland R. Eppley, Jr.*                         Robert A. Oden, Jr.*
-------------------------                      ------------------------
Roland R. Eppley, Jr.                          Robert A. Oden, Jr.
Trustee                                        Trustee

John F. Finn*                                  Frederick W. Ruebeck*
-------------------------                      -----------------------
John F. Finn                                   Frederick W. Ruebeck.
Trustee                                        Trustee

Matthew Goldstein*                             James J. Schonbachler*
-------------------------                      -----------------------
Matthew Goldstein                              James J. Schonbachler
Trustee                                        Trustee

Robert J. Higgins*                             Leonard M. Spalding, Jr*
-------------------------                      ------------------------------
Robert J. Higgins                              Leonard M. Spalding, Jr.
Trustee                                        Trustee

Peter C. Marshall*
-------------------------
Peter C. Marshall
Trustee


By Suzanne E. Cioffi*                          By George C. W. Gatch*
----------------------------------             -------------------------------
Suzanne E. Cioffi                              George C. W. Gatch
Treasurer                                      President

*By /s/ John T. Fitzgerald
----------------------------------
John T. Fitzgerald
Attorney-in-fact

                              INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION OF EXHIBITS
------------          ------------------------

(e)(2)                Form of Amended Schedule B to the Distribution Agreement.

(g)(3)                Form of Amended Schedule A to the Global Custody & Fund Accounting Agreement.

(h)(1)(c)             Form of Amended Schedule B to the Administration Agreement.

(h)(2)(b)             Form of Appendix A to the Transfer Agency Agreement.

(h)(3)(b)             Form of Amended Schedule B to the Shareholder Servicing Agreement.

(i)                   Opinion and Consent of Counsel

(j)(1)                Consent of Counsel

(m)(2)                Schedule B to the Combined Amended and Restated Distribution Plan.